    As filed with the Securities and Exchange Commission on April 19, 2000.

                                                          Registration No. 333-
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                                ---------------

                               THE TIMKEN COMPANY
             (Exact name of registrant as specified in its charter)

             Ohio                                        34-0577130
(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                       Identification No.)

               1835 Dueber Avenue, S.W., Canton, Ohio 44706-2798
          (Address of principal executive offices including zip code)

                       THE HOURLY PENSION INVESTMENT PLAN
                            (Full title of the plan)

                              William R. Burkhart
                   Senior Vice President and General Counsel
                            1835 Dueber Avenue, S.W.
                            Canton, Ohio 44706-2798
                    (Name and address of agent for service)

                                 (330) 438-3000
         (Telephone number, including area code, of agent for service)

                        CALCULATION OF REGISTRATION FEE

------------------------ ---------------------- ---------------------- ---------------------- ----------------------
       Title of                                       Proposed               Proposed
      Securities                Amount                 Maximum                Maximum               Amount of
         to be                   to be             Offering Price            Aggregate            Registration
     Registered(1)            Registered              Per Share           Offering Price               Fee
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
    Common Shares,
   without par value        500,000 shares          $15.8125 (2)           $7,906,250(2)            $2,087.25
------------------------ ---------------------- ---------------------- ---------------------- ----------------------

     (1) Pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered pursuant to The Hourly Pension Investment Plan (the "Plan").

     (2) Pursuant to Rule 457(h) under the Securities Act of 1933, this estimate is made solely for the purpose of calculating the amount of the registration fee and is based on the average of the high and low prices of the Common Shares of the Registrant on the New York Stock Exchange on April 17, 2000.


     Pursuant to General Instruction E to Form S-8, the contents of
Registration Statement No. 333-66921 on Form S-8 as filed by the Registrant with the Securities and Exchange Commission on November 6, 1998 are incorporated herein by reference.

ITEM 8. EXHIBITS.

     The following Exhibits are being filed as part of this Registration
Statement:

         4(a)     Amended Articles of Incorporation of the Registrant (filed as
                  Exhibit 4(a) to the Registrant's Registration Statement No. 333-02553 on Form S-8 and incorporated herein by reference)

         (b)      Amended Code of Regulations of the Registrant (filed as
                  Exhibit 3.1 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1992, and incorporated herein by reference)

         (c)      The Hourly Pension Investment Plan, as amended

         5        Opinion of Counsel

         23(a)    Consent of Independent Auditors

         (b)      Consent of Counsel (included in Exhibit 5)

         24       Power of Attorney


                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this registration statement on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Canton, State of Ohio, on this 19th day of April, 2000.

                                             THE TIMKEN COMPANY


                                             By: /s/ Gene E. Little
                                             ------------------------------
                                             Gene E. Little
                                             Senior Vice President - Finance

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

          Signature                        Title                        Date
          ---------                        -----                        ----
*
---------------------------  Director and Chairman and Chief           April 18, 2000
W.R. Timken, Jr.             Executive Officer (Principal
                             Executive Officer)


*
---------------------------  Senior Vice President - Finance           April 18, 2000
Gene E. Little               (Principal Financial and Accounting
                             Officer)
*
---------------------------  Director                                  April 18, 2000
Stanley C. Gault

*
---------------------------  Director                                  April 18, 2000
James W. Griffith

*
---------------------------  Director                                  April 18, 2000
J. Clayburn LaForce, Jr.

*
---------------------------  Director                                  April 18, 2000
John A. Luke, Jr.

*
---------------------------  Director                                  April 18, 2000
Robert W. Mahoney

*
---------------------------  Director                                  April 18, 2000
Jay A. Precourt

*
---------------------------  Director                                  April 18, 2000
John M. Timken, Jr.

*
---------------------------  Director                                  April 18, 2000
Ward J. Timken

*
---------------------------  Director                                  April 18, 2000
Joseph F. Toot, Jr.

*
---------------------------  Director                                  April 18, 2000
Martin D. Walker

*
---------------------------  Director                                  April 18, 2000
Jacqueline F. Woods



* This registration statement has been signed on behalf of the above-named directors and officers of the Registrant by Gene E. Little, Senior Vice President - Finance of the Registrant, as attorney-in-fact pursuant to a power of attorney filed with the Securities and Exchange Commission as
      Exhibit 24 to this registration statement.


DATED:  April 19, 2000                     By: /s/ Gene E. Little
                                           --------------------------------
                                           Gene E. Little, Attorney-in-Fact


      THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the Plan has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Canton, State of Ohio, on this 19th day of April, 2000.


                                           THE HOURLY PENSION INVESTMENT PLAN

                                           By: /s/ Gene E. Little
                                           --------------------------------
                                           Gene E. Little
                                           Senior Vice President - Finance

                                 EXHIBIT INDEX


         The following Exhibits are being filed as part of this Registration
Statement:

         4(a)     Amended Articles of Incorporation of the Registrant (filed as
                  Exhibit 4(a) to the Registrant's Registration Statement No. 333-02553 on Form S-8 and incorporated herein by reference)

         (b)      Amended Code of Regulations of the Registrant (filed as
                  Exhibit 3.1 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1992, and incorporated herein by reference)

         (c)      The Hourly Pension Investment Plan, as amended

         5        Opinion of Counsel

         23(a)    Consent of Independent Auditors

         (b)      Consent of Counsel (included in Exhibit 5)

         24       Power of Attorney